THE MAINSTAY GROUP OF FUNDS

MainStay Balanced Fund

MainStay U.S. Small Cap Fund

Supplement dated February 28, 2012 (“Supplement”) to the Summary Prospectuses

and Prospectuses, each dated February 28, 2012

This Supplement updates certain information contained in the Summary Prospectuses and Prospectuses for MainStay Balanced Fund and MainStay U.S. Small Cap Fund (the “Funds”), each a series of Eclipse Funds (the “Trust”). You may obtain copies of the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposals to shareholders:

1.	Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each Fund by a corresponding newly formed series of MainStay Funds Trust (each an “Acquiring Fund”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of each Fund;

2.	Granting the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3.	Approval of the amendment or, in certain cases, the elimination of, the fundamental investment restrictions for the Funds.

On or about March 19, 2012, shareholders who own shares of a Fund as of the record date will receive a proxy statement containing further information regarding these proposed changes. The proxy statement will also include voting instruction cards with which shareholders of each Fund may vote on the proposals at a special meeting scheduled to be held on or about May 21, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.